Other Receivables, Net (Details) - Schedule of table sets forth the movement of provision for doubtful accounts	12 Months Ended
	Mar. 31, 2023 HKD ($)	Mar. 31, 2023 USD ($)	Mar. 31, 2022 HKD ($)
Schedule of Table Sets Forth the Movement of Provision for Doubtful Accounts [Abstract]
Beginning balance	$ 80,997	$ 10,319	$ 69,371
Addition	124,534	15,864	54,837
Charge-off	(53,615)	(6,830)	(43,211)
Ending balance	$ 151,916	$ 19,353	$ 80,997